UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2007

Platinum Research Organization, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52029	20-2842514
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

2828 Routh Street, Suite 500
Dallas, Texas 75201
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:                        (214) 849-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 30, 2007, Platinum Research Organization, Inc. (the “Company”) issued a press release containing certain information that on July 25, 2007, the Company entered into an Exclusive Distribution Agreement with R. T. Vanderbilt Company, Inc (‘R.T. Vanderbilt”).  This Agreement provides that R. T. Vanderbilt will exclusively market the Company’s TechroBond products worldwide. The Agreement is terminable by either party upon six months prior notice. The Company will receive payment on a per-pound basis of TechroBond product sold to R. T. Vanderbilt. A copy of the press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibit.

Exhibit No.	Description
99.1	Platinum Research Organization, Inc. July 30, 2007 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM RESEARCH ORGANIZATION, INC.

Date: July 30, 2007	By:	/s/ John T. Jaeger, Jr.
Name: John T. Jaeger, Jr.
Title: Chief Executive Officer